UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): February 25, 2025

Interparfums, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

Certain portions of our press release dated February 25, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 3rd through 6th full paragraphs relating to operational results for the fourth quarter of 2024 or the full year ended December 31, 2024
  Portions of the 7th, 8th, and 10th paragraphs relating to operational results for the fourth quarter of 2024 or the full year ended December 31, 2024
  The 11th -14th paragraphs relating to results of operations
  The 15th paragraph relating to balance sheet information
  The 20th through 23rd paragraphs relating to the already communicated conference call scheduled for February 26, 2025
  The tables of unaudited consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated February 25, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

  Portion of the 7th paragraph relating to strong programs and momentum of GUESS in 2025
  Portion of the 8th paragraph relating to Lacoste and Roberto Cavalli's future growth with the Company in the coming years
  The 9th paragraph relating to the Company’s plans for new product launches and brand extensions for both the European and United States based operations, as well as the 2025 launch of the Company’s first proprietary niche brand, Solférino
  Portion of the 10th paragraph relating to the solid level of reorders for the first half of 2025
  Paragraphs 16 through 17 relating to 2025 guidance
  The 26th paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02 or 8.01

Item 8.01 Other Matters

  The 18th and 19th paragraphs relating to the increase of our cash dividend are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated February 25, 2025

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: February 25, 2025

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer